                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

         WHEREAS, the undersigned officers and directors of Lakeland Bancorp, Inc. desire to authorize John W. Fredericks, Roger Bosma and Joseph Hurley to act as their attorneys-in-fact and agents, for the purpose of executing and filing the registrant's Annual Report on Form 10-K for the year ended December 31, 2000, including all amendments and supplements thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John W. Fredericks, Roger Bosma and Joseph Hurley, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign the registrant's Annual Report on Form 10-K for the year ended December 31, 2000, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities as of the 27th day of March, 2001.

         Signatures                                 Title

         /s/ Roger Bosma                            Director, Chief Executive
         -----------------------------------          Officer and President
         Roger Bosma

         /s/ Robert B. Nicholson                    Director
         -----------------------------------
         Robert B. Nicholson

         /s/ John W. Fredericks                     Director
         -----------------------------------
         John W. Fredericks

         /s/ Bruce G. Bohuny                        Director
         -----------------------------------
         Bruce G. Bohuny

         /s/ Mary Ann Deacon                        Director
         -----------------------------------
         Mary Ann Deacon

         /s/ Mark J. Fredericks                     Director
         -----------------------------------
         Mark J. Fredericks

         /s/ John Pier, Jr.                        Director
         -----------------------------------
         John Pier, Jr.

         /s/ Paul P. Lubertazzi                    Director
         -----------------------------------
         Paul P. Lubertazzi

         /s/ Joseph P. O'Dowd                      Director
         -----------------------------------
         Joseph P. O'Dowd

         /s/ Arthur L. Zande                       Director
         -----------------------------------
         Arthur L. Zande

         /s/ Michael A. Dickerson                  Director
         -----------------------------------
         Michael A. Dickerson

         /s/ Charles L. Tice                       Director
         -----------------------------------
         Charles L. Tice

         /s/ George H. Guptill, Jr.                Director
         -----------------------------------
         George H. Guptill, Jr.

         /s/ Joseph Hurley                         Executive Vice President
         -----------------------------------         and Chief Financial Officer
         Joseph Hurley



                                      -2-